UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
May 7, 2020
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 7, 2020, Intuit Inc. (“Intuit”) issued a press release updating its financial outlook for the fiscal quarter ended April 30, 2020.  Intuit lowered its previously issued third quarter revenue, operating income and earnings guidance to reflect the impact of the coronavirus (COVID-19) pandemic on its small business customers and the extension of the IRS tax filing deadline to July 15, 2020. In addition, Intuit withdrew its previously issued fiscal year 2020 revenue, operating income and earnings guidance, reflecting uncertainty in current small business trends. A copy of the press release is attached hereto as Exhibit 99.01.

The information in this Item 2.02 and Exhibit 99.01 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As previously disclosed, Intuit is party to an amended and restated credit agreement (the “Credit Agreement”) with certain institutional lenders for a credit facility that includes a $1 billion unsecured revolving credit facility (the “Revolving Credit Facility”).  On May 7, 2020, Intuit borrowed the available $1 billion under the Revolving Credit Facility.  Pursuant to the terms of the Credit Agreement, the revolving loan matures on May 2, 2024 and accrues interest at rates that are equal to, at Intuit’s election, either Bank of America's alternate base rate plus a margin that ranges from 0.0% to 0.1%  or LIBOR plus a margin that ranges from 0.69% to 1.10%. Actual margins under either election will be based on Intuit’s senior debt credit ratings. A copy of the Credit Agreement was filed as an exhibit to Intuit’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 30, 2019.

Intuit drew down on the revolving loan in order to maintain financial flexibility during this period. The proceeds from the revolving loan will be available for general corporate purposes, including working capital.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01	Press release issued on May 7, 2020, updating financial outlook for the fiscal quarter ended April 30, 2020 and withdrawing full-year fiscal 2020 guidance.*
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 7, 2020	INTUIT INC.

		By:	/s/ Michelle M. Clatterbuck
Michelle M. Clatterbuck
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release issued on May 7, 2020, updating financial outlook for the fiscal quarter ended April 30, 2020 and withdrawing full-year fiscal 2020 guidance.*
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.